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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   June 28, 1995
                                                -------------------------------


                               BEMIS COMPANY, INC.
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MISSOURI                          1-5277                43-0178130
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(State or other jurisdiction)    (Commission File Number)    (IRS Employer
   of incorporation)                                         Identification No.)


222 SOUTH 9TH STREET, SUITE 2300, MINNEAPOLIS, MINNESOTA             55402
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(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code (612)376-3000
                                                   -----------------------------





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     Item 5. OTHER EVENTS

               On June 28, 1995, the Registrant agreed to sell $100,000,000 principal amount of its 6.70% Notes Due 2005(the "Notes"), pursuant to the Underwriting Agreement dated June 28, 1995 among the Registrant, Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

               The Notes are the subject of a Registration Statement on Form S-3 (File No. 33-60253) filed by the Registrant with the Securities and Exchange Commission (the "Registration Statement").

     Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:

               The following exhibits to the Registration Statement are filed herewith:

     1(a) Pricing Agreement dated June 28, 1995 among the Registrant, Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

     4(a) Indenture dated as of June 15, 1995 between Bemis Company, Inc. and First Trust National Association (the "Indenture")

     4(b) Officers' Certificate and Authentication Order (including the form of Notes) dated June 29, 1995, relating to the Notes issued pursuant to the Indenture.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BEMIS COMPANY, INC.



Dated: June 30, 1995                       /s/ Scott W. Johnson
                                          ----------------------------
                                          Scott W. Johnson
                                          Senior Vice President, Secretary and
                                            General Counsel






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                              BEMIS COMPANY, INC.


                               Index to Exhibits
                               -----------------


                                                                    Form of
Exhibit No.     Exhibits                                             Filing
- -----------     --------                                            -------


   1(a)        Pricing Agreement dated June 28, 1995 among the     Electronic
               Registrant, Goldman, Sachs & Co. and J.P. Morgan    Transmission
               Securities Inc.

   4(a)        Indenture dated as of June 15, 1995 between Bemis   Electronic
               Company, Inc. and First Trust National Association. Transmission


   4(b)        Officers' Certificate and Authentication Order       Electronic
               (including the form of Notes) dated June 29, 1995,   Transmission
               relating to the Notes issued pursuant to the Indenture.